UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21712

Clough Global Equity Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Equity Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2009

Item 1.  Reports to Stockholders.

Clough Global Equity Fund

Annual Report

March 31, 2009

Shareholder Letter	2

Portfolio Allocation	5

Report of Independent Registered Public Accounting Firm	6

Statement of Investments	7

Statement of Assets & Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Statement of Cash Flows	20

Financial Highlights	22

Notes to Financial Statements	23

Dividend Reinvestment Plan	31

Fund Proxy Voting Policies & Procedures	33

Portfolio Holdings	33

Notice	33

Tax Designations	33

Trustees & Officers	34

SHAREHOLDER LETTER

March 31, 2009

To Our Shareholders:

•                  During the 12 months ended March 31, 2009, the Clough Global Equity Fund’s (the “Fund”) total return, assuming reinvestment of all distributions, was -34.55% based on net asset value and -39.60% based on the market price of the stock. That compares with a -38.09% return for the S&P 500 for the same period.

•                  Since the Fund’s inception on April 27, 2005, the total growth in net asset value assuming reinvestment of all distributions has been -7.84%, this compares to a cumulative total return of -24.79% for the S&P 500 through March 31, 2009.

•                  The Fund’s compound annual return since inception is -2.06% compared to -6.99% for the S&P 500 through March 31, 2009.

•                  Total distributions since inception have been $7.15, and based on the current dividend rate of $0.24 per share, offer a yield of 9.59% on market price as of April 22, 2009, of $10.01.

The financial markets over the past twelve months have suffered a contraction of liquidity that affected all investment asset classes. Today we think that positive equity returns in 2009 would be possible if the portfolio were properly focused. The indices may make little net progress over the year, but credit should begin to expand in certain industries and global fiscal stimulus will take root. Moreover, in a world characterized by an overwhelming shortage of yield, we believe the few profitable themes that emerge could work extremely well. Most of our efforts are centered on finding companies that offer exposure to an emerging or recovering demand cycle while generating attractive free cash flow yields. Our investments are focused on:

(1)                                  High-quality corporate bonds currently offer attractive yields and fortunately we believe we have the analytical resources to find solid opportunities in that market.  We have invested from about 11-20% among the Funds in investment grade corporate bonds. These markets remain relatively illiquid, which is one reason values have emerged. Wall Street firms no longer have balance sheet capacity with which to inventory bonds, so building a diversified portfolio is a cumbersome process. Fiduciaries will be actively seeking yield, though building these portfolios will prove difficult for most large institutional investors and we believe our smaller size gives us an advantage.  We expect quality corporate bond yields to be arbitraged down closer to Treasury yields, and bond prices should rise providing attractive total return opportunities.

(2)                                  A sustainable boom in Chinese domestic consumer demand powered by strong productivity gains and a secular decline in China’s unnecessarily high savings rates.  China is one place in which we not only see few signs of a bubble, but enormous pent up demand in an unleveraged consumer sector. Moreover, most of our Chinese company holdings are listed in Hong Kong. The Hong Kong currency peg to the U.S. dollar forces the central bank to mimic the U.S. Federal Reserve in expanding liquidity. That should also serve as a catalyst to higher equities values.

www.cloughglobal.com

(3)                                  Global crude oil producers and deep water drilling technologies. We have written at length in previous communications on our positive view of this sector. Our opinion has not changed although positive secular supply/demand constraints are temporarily masked by the decline in oil demand due to the global recession.

(4)                                  Industrial or technology companies that currently face weak demand, but generate positive cash flow even at depressed operating levels. Profits for these companies would be leveraged to an even modest demand recovery and many have large cash holdings. Fund holding Cisco Systems currently holds 35% of its market capitalization in cash, for example.

(5)                                  Brazilian financials and consumer companies which should benefit as a credit cycle reaccelerates in that economy in response to the Brazilian Central Bank’s moves to lower interest rates.

Apart from these themes, however, we have identified a number of emerging opportunities which allow us to further diversify the Fund. The economic headlines may continue to be bad, but after a near 60% decline in equities and a decade of negative returns we have begun to increase our equity exposure. Our eyes are wide open and we are aware the economy will be deleveraging for some time, but not only has the 2008 equity price collapse presented us with selected equities which are priced at deep value levels, but some of them we think offer a strong secular or recovery growth profile. We highlight three areas of investment below:

(1)                                  Auto Parts. While excess capacity and leverage will likely leave the economy’s services sector in a long term state of low profitability, this should not be the case in some manufacturing sectors. In our view, the rate of inventory liquidation is unsustainable in some industries and we are near an inflection point where even stable demand will require higher production rates. We seldom gravitate to hyperbole but the auto parts supply industry is in a state of collapse and the survivors could offer a once in a generation price opportunity. Many auto parts suppliers have de minimis market capitalizations, current sales levels are well below replacement demand, and inventories are rapidly being drawn down. Substantial capacity will be taken out as companies disappear. Many of them could not make money when auto sales were twice the current level, and their bonds are several levels below investment grade. Now they are near bankruptcy and those bankruptcies will have the desired effect of reducing excess capacity and rendering the survivors a more profitable future.

Earlier this decade, we saw how a collapse in capacity restored pricing and profitability in the global steel industry. Today, great names like BorgWarner and Good-year (neither currently held) trade 50-60% off their highs, will likely perform better in a more rational marketplace, and face a great deal of pent up demand.

(2)                                  3G wireless penetration. Smartphones are rapidly proliferating and the power behind 3G is becoming a present reality. According to Merrill Lynch, as of April 2, 2009, Carrier competition, emerging market demand and the emergence of mobile data service

2009 Annual Report

should cause subscribers to grow more than 20% annually and the number of handsets to triple over the next four to five years. In emerging economies, 3G mobile broad-band may be the sole source of Internet access. After much delay, China is issuing 3G licenses to a number of carriers. Qualcomm, a chip supplier which collects royalties on every 3G handset, and Nokia, a cash rich handset provider, are the major Fund holdings in the sector and we are actively seeking others.

(3)                                  Rebuilding the electric grid. We continue to search for investments which are exposed to the rebuilding of the nation’s electric transmission system. Not only is it outmoded and prone to breakdowns (a colorful article in the recent edition of Wired magazine covers this issue), but investment in green energy plants will be in locations that are not serviced by sufficient transmission capacity, and will require totally new delivery systems. General Cable, with a $950 billion market capitalization, and Quanta Services, with a $4.4 billion market capitalization, both fund holdings, are direct beneficiaries of both types of spending.

Others have commented about the deflationary economy we live in and the various government response programs that have been designed to resuscitate demand. The reality is that the private economy may remain depressed but so are interest rates and the cost of capital for legitimate needs. Therein lies the opportunity, we think, and we are optimistic about the likelihood we can build net asset value in coming quarters. We are always conscious of our downside, attempt to be careful in our use of leverage, and remain flexible.

We attempt to communicate regularly with our shareholders and update investment commentary on a regular basis on our website, www.cloughglobal.com. We thank you for your interest in the Clough Global Equity Fund. If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $2.2 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Equity Fund.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio

PORTFOLIO ALLOCATION

March 31, 2009 (Unaudited)

Asset Type*

Common Stocks	74.78%
Corporate Bonds & Notes	9.80%
Government & Agency Obligations	7.56%
Exchange Traded Funds	3.43%
Asset/Mortgage Backed Securities	1.67%
Options Purchased & Written	1.45%
Short–Term Investments	0.70%
Equity Linked Notes	0.55%
Closed–End Funds	0.15%
Rights	-0.09%

Global Breakdown*

U.S.	70.54%
Brazil	5.29%
Switzerland	3.81%
Bermuda	3.58%
China	3.24%
Hong Kong	2.67%
Canada	2.49%
Taiwan	1.82%
Israel	1.09%
Finland	1.04%
Papau New Guinea	1.01%
Malaysia	0.57%
Netherlands	0.55%
Greece	0.48%
Vietnam	0.35%
Luxembourg	0.30%
Russia	0.29%
Indonesia	0.28%
Singpore	0.27%
United Kingdom	0.25%
Ireland	0.17%
Chile	0.15%
Mexico	0.14%
Panama	0.09%
Thailand	0.08%
Argentina	0.03%
Peru	0.01%
France	-0.14%
Japan	-0.15%
South Korea	-0.30%

* As a percentage of total investments plus written options and securities sold short.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

March 31, 2009

To the Shareholders and Board of

Trustees of Clough Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of Clough Global Equity Fund, (the “Fund”), including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Equity Fund as of March 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

May 22, 2009

STATEMENT OF INVESTMENTS

March 31, 2009

	Shares	Value

COMMON STOCKS 94.97%
Consumer/Retail 3.84%
Anta Sports Products, Ltd.	778,100	$512,000
Belle International Holdings, Ltd.	1,950,000	993,794
CarMax, Inc.(a)	24,000	298,560
China Dongxiang Group Co.	1,926,000	708,216
China Mengniu Dairy Co., Ltd.	325,000	454,545
Denway Motors, Ltd.	112,000	43,351
Ford Motor Co.(a)	86,033	226,267
GOME Electrical Appliances Holdings, Ltd.(b)	2,744,500	396,594
Home Inns & Hotels Management, Inc. – ADR(a)	34,114	336,705
Honda Motor Co., Ltd.	6,100	144,570
Indofood Sukses Makmur Tbk PT	2,151,500	175,025
Jardine Strategic Holdings, Ltd.	39,177	387,852
Kraft Foods, Inc.	61,700	1,375,293
Little Sheep Group, Ltd.(a) (c)	99,000	37,042
New World Department Store China, Ltd.	167,400	72,570
Nine Dragons Paper Holdings, Ltd.	457,000	173,352
Parkson Retail Group, Ltd.	492,000	497,675
Ports Design, Ltd.	686,000	791,274
Pou Sheng International Holdings, Ltd.(a) (c)	277,500	29,001
Regal Hotels International Holdings, Ltd.	704,050	133,532
Shanghai Industrial Holdings, Ltd.	224,900	622,417
		8,409,635
Energy 19.93%
Coal 0.83%
Arch Coal, Inc.	26,436	353,449
CONSOL Energy, Inc.	40,214	1,015,001
Massey Energy Co.	5,100	51,612
Peabody Energy Corp.	15,938	399,088
		1,819,150
Exploration & Production 12.63%
Anadarko Petroleum Corp.	140,300	5,456,268
Cabot Oil & Gas Corp.	10,000	235,700
Canadian Natural Resources, Ltd.	9,802	377,965
Devon Energy Corp.	635	28,378
Hess Corp.	16,734	906,983
InterOil Corp.(a)	90,142	2,523,976
Newfield Exploration Co.(a)	32,000	726,400
Noble Energy, Inc.	65,050	3,504,894
OAO Gazprom – ADR	48,400	718,740
Occidental Petroleum Corp.	88,800	4,941,720
PetroHawk Energy Corp.(a)	66,200	1,273,026
Petroleo Brasileiro – Spons ADR	101,384	2,483,908
Petroleo Brasileiro. – ADR	51,800	1,578,346
Plains Exploration & Production Co.(a)	48,000	827,040
Range Resources Corp.	24,500	1,008,420
Southwestern Energy Co.(a)	35,958	1,067,593
		27,659,357

	Shares	Value

Oil Services & Drillers 5.82%
Noble Corp.	20,000	$481,800
Seadrill, Ltd.	41,700	405,818
Suncor Energy, Inc.	142,754	3,170,566
Transocean, Inc.(a)	114,203	6,719,705
Weatherford International, Ltd.(a)	158,680	1,756,588
Willbros Group, Inc.(a)	22,763	220,801
		12,755,278
Pipelines 0.61%
El Paso Pipeline Partners LP	8,084	139,045
Plains All American Pipeline LP	32,600	1,198,376
		1,337,421
Tankers 0.04%
Golar LNG, Ltd.	28,700	98,441

TOTAL ENERGY		43,669,647

Finance 8.06%
Banks 5.66%
Banco Bradesco S.A. – ADR	111,189	1,100,771
Banco Itau Holding Financeira S.A. – ADR	298,589	3,248,646
Bank Mandiri Tbk PT	1,508,000	283,851
Bank of China, Ltd.	1,435,000	475,828
BlackRock Kelso Capital Corp.	177,200	742,468
Daishin Securities Co., Ltd. – GDR(a)(b)(c)	88,100	207,631
DBS Group Holdings, Ltd.	121,500	675,022
Indochina Capital Vietnam Holdings, Ltd.(a)	300,000	862,500
Morgan Stanley	87,165	1,984,747
Nomura Holdings, Inc. – ADR	22,900	114,517
PennantPark Investment Corp.	274,883	1,030,811
Public Bank BHD	588,240	1,218,272
Standard Chartered PLC	37,100	448,516
		12,393,580
Non–Bank 2.40%
Apollo Investment Corp.	455,026	1,583,491
Ares Capital Corp.	163,445	791,074
CME Group, Inc.	5,100	1,256,589
Hong Kong Exchanges & Clearing, Ltd.	57,300	541,166
Lender Processing Services, Inc.	29,500	902,995
Maiden Holdings, Ltd.(c)	40,100	179,247
		5,254,562
TOTAL FINANCE		17,648,142

	Shares	Value

Gold/Metals 4.18%
Anglo American PLC – ADR	33,366	$284,612
Freeport–McMoRan Copper & Gold, Inc.	232,700	8,868,197
		9,152,809
Health Care 0.94%
Biogen Idec, Inc.(a)	21,700	1,137,514
BioSphere Medical, Inc.(a) (d)	100,000	200,000
BioSphere Medical, Inc.(a)	121,100	242,200
Molecular Insight Pharmaceuticals, Inc.(a)	131,700	468,852
		2,048,566
Industrial 6.68%
Aegean Marine Petroleum Network, Inc.	78,800	1,319,900
Bakrie Sumatera Plantations Tbk PT	2,431,400	65,230
Chicago Bridge & Iron Co.	218,850	1,372,190
China South Locomotive and Rolling Stock Corp.(a) (c)	1,696,700	774,949
Crown Holdings, Inc.(a)	66,600	1,513,818
Duke Energy Corp.	220,000	3,150,400
Foster Wheeler, Ltd.(a)	158,900	2,775,983
Jacobs Engineering Group, Inc.(a)	18,200	703,612
McDermott International, Inc.(a)	161,500	2,162,485
Sinopec Shanghai Petrochemical Co., Ltd.	2,312,000	569,752
Tambang Batubara Bukit Asam Tbk PT	283,500	165,610
Weichai Power Co., Ltd.	31,600	68,903
		14,642,832
Insurance 9.96%
ACE, Ltd.	41,800	1,688,720
The Allstate Corp.	77,376	1,481,750
Aon Corp.	26,500	1,081,730
Arch Capital Group, Ltd.(a)	7,900	425,494
Everest Re Group, Ltd.	14,300	1,012,440
Fidelity National Financial, Inc.	215,000	4,194,650
Loews Corp.	88,600	1,958,060
Montpelier Re Holdings, Ltd.	264,800	3,431,808
PartnerRe, Ltd.	15,900	986,913
RenaissanceRe Holdings, Ltd.	21,700	1,072,848
The Travelers Cos, Inc.	110,500	4,490,720
		21,825,133
Real Estate 1.56%
Agile Property Holdings, Ltd.	356,000	201,641
Cheung Kong Holdings, Ltd.	44,000	378,938
Great Eagle Holdings, Ltd.	396,767	522,156
Hang Lung Group, Ltd.	34,000	103,527
Hang Lung Properties, Ltd.	75,600	177,524
Italian–Thai Development PLC	3,685,000	207,811
Kerry Properties, Ltd.	300,501	725,024

	Shares	Value

Real Estate (continued)
Sino Land Co.	158,000	$157,988
Sun Hung Kai Properties, Ltd.	85,100	761,999
YNH Property BHD	640,150	179,112
		3,415,720
Real Estate Investment Trusts (REITS) 7.03%
Annaly Capital Management, Inc.	478,700	6,639,569
Anworth Mortgage Asset Corp.	212,642	1,303,495
Capstead Mortgage Corp.	59,000	633,660
Hatteras Financial Corp.(c)	86,400	2,159,136
Hatteras Financial Corp.	161,000	4,023,390
MFA Financial, Inc.	107,300	630,924
Regal Real Estate Investment Trust	70,405	9,265
		15,399,439
Technology & Communications 19.46%
Applied Materials, Inc.	52,700	566,525
Cablevision Systems Corp.	56,277	728,224
Centron Telecom International Holdings, Ltd.	398,000	38,000
China Security & Surveillance Technology, Inc.(a)	24,600	94,464
China Telecom Corp., Ltd.	1,180,000	487,188
China Unicom Hong Kong, Ltd.	15,500	161,355
Chunghwa Telecom Co., Ltd. – ADR	180,672	3,293,659
Cisco Systems, Inc.(a)	440,700	7,390,539
Comcast Corp.	165,500	2,129,985
EMC Corp.(a)	99,300	1,132,020
Honeywell International, Inc.	147,200	4,100,992
Intel Corp.	98,600	1,483,930
Lenovo Group, Ltd.	1,972,000	452,889
Magal Security Systems, Ltd.(a)	323,926	1,366,968
Microsoft Corp.	192,237	3,531,394
Net Servicos de Comunicacao S.A. – ADR	143,803	1,042,572
NII Holdings, Inc.(a)	73,100	1,096,500
Nokia Corp – ADR	222,942	2,601,733
Oracle Corp.(a)	185,400	3,350,178
Perfect World Co., Ltd.(a)	14,136	198,611
Qualcomm, Inc.	106,600	4,147,806
Radvision, Ltd.(a)	271,400	1,354,286
Research In Motion, Ltd.(a)	13,600	585,752
SINA Corp.(a)	3,815	88,699
Sohu.com, Inc.(a)	17,600	727,056
Yahoo! Inc.(a)	37,000	473,970
		42,625,295
Transportation 1.84%
Babcock & Brown Air, Ltd. – ADR	96,200	413,660
Burlington Northern Santa Fe Corp.	7,500	451,125
Kinder Morgan Energy Partners LP	30,000	1,401,600
Kinder Morgan Management LLC(a)	25,000	1,019,000
Seaspan Corp.	90,000	739,800
		4,025,185

	Shares	Value

Utilities 11.49%
AES Corp.(a)	130,040	$755,532
American Electric Power Co., Inc	60,000	1,515,600
DPL, Inc.	95,500	2,152,570
Dynegy, Inc. – Class A(a)	25,700	36,237
Enbridge, Inc.	46,600	1,343,520
EQT Corp.	49,670	1,556,161
FirstEnergy Corp.	7,300	281,780
General Cable Corp.(a)	175,731	3,482,988
KBR, Inc.	170,737	2,357,878
National Fuel Gas Co.	9,673	296,671
NV Energy, Inc.	200,000	1,878,000
PG&E Corp.	75,000	2,866,500
Quanta Services, Inc.(a)	293,469	6,294,910
Williams Cos., Inc.	31,500	358,470
		25,176,817
TOTAL COMMON STOCKS
(Cost $260,060,659)		208,039,220

EXCHANGE TRADED FUNDS 7.05%
Financial Select Sector SPDR	154,885	1,364,537
iShares FTSE/Xinhua China 25 Index Fund	40,000	1,140,800
iShares MSCI Brazil	38,734	1,459,110
iShares S&P Latin America 40 Fund	150,000	3,846,000
Semiconductor HOLDRs Trust	87,200	1,630,640
StreetTRACKS Gold Trust(a)	66,500	6,003,620

TOTAL EXCHANGE TRADED FUNDS
(Cost $13,835,781)		15,444,707

RIGHTS 0.01%
Malayan Banking BHD(a)(b), exercisable 04/07/2009 – 04/21/2009, subscription price 2.74 MYR	43,189	13,269

TOTAL RIGHTS
(Cost $0)		13,269

CLOSED–END FUNDS 0.18%
The Ottoman Fund(a)(c)	835,800	383,758

TOTAL CLOSED–END FUNDS
(Cost $1,453,874)		383,758

		Principal
		Amount	Value

EQUITY LINKED NOTES 0.62%
BNP Yuanta Financial (issued by BNP Paribas), expiring 12/10/2009(a)		$416,500	$190,382
Chinatrust Financial Holding Co., Ltd. (issued by BNP Paribas), expiring 04/01/2015(a)		397,019	145,190
Far Eastern Textile, Ltd. (issued by BNP Paribas), expiring 04/01/2015(a)		583,700	454,410
Formosa Plastics, Corp. (issued by BNP Paribas), expiring 04/01/2015(a)		202,103	304,529
Tatung Co., Ltd. (issued by BNP Paribas), expiring 04/01/2010(a)		765,831	150,869
Xinghe Fund (issued by BNP Paribas), expiring 04/01/2010(a)		1,083,773	115,964

TOTAL EQUITY LINKED NOTES
(Cost $1,318,057)			1,361,344

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value

CORPORATE BONDS 11.16%
ACE INA Holdings, Inc.
02/15/2017	5.700%	300,000	272,453
03/15/2018	5.800%	575,000	520,688
Ahold Finance U.S.A., Inc.
07/15/2010	8.250%	1,125,000	1,145,690
Allstate Life Global Funding Trusts
04/30/2013	5.375%	825,000	799,004
Anadarko Petroleum Corp.
09/15/2016	5.950%	645,000	556,474
AT&T, Inc.
02/15/2019	5.800%	875,000	858,342
Burlington Northern Santa Fe Corp.
05/01/2017	5.650%	600,000	591,762
The Chubb Corp.
11/15/2011	6.000%	950,000	970,040
Cisco Systems, Inc.
02/15/2019	4.950%	700,000	690,566
Comcast Cable Communications LLC
06/15/2013	7.125%	1,105,000	1,151,578
Comcast Corp.
03/15/2016	5.900%	300,000	290,243
Computer Sciences Corp.
03/15/2018(c)	6.500%	500,000	475,123
The Connecticut Light & Power Co.
Series 09–A, 02/01/2019	5.500%	500,000	513,015
CSX Corp.
08/01/2013	5.500%	1,000,000	953,833
The Dayton Power & Light Co.
10/01/2013	5.125%	500,000	514,801
Devon Financing Corp. ULC
09/30/2011	6.875%	425,000	444,817

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value

CORPORATE BONDS (continued)
Diamond Offshore Drilling, Inc.
07/01/2015	4.875%	$1,000,000	$966,097
Duke Energy Carolinas LLC
11/15/2013	5.750%	500,000	533,445
Eaton Vance Corp.
10/02/2017	6.500%	1,015,000	872,675
Enbridge Energy Partners LP
03/01/2019	9.875%	575,000	593,840
Florida Power Corp.
06/15/2018	5.650%	500,000	522,267
The Goldman Sachs Group, Inc.
01/15/2016	5.350%	700,000	621,382
Hewlett–Packard Co.
03/01/2014	6.125%	525,000	559,931
Morgan Stanley
10/15/2015	5.375%	750,000	678,804
National Oilwell Varco, Inc.
Series B, 08/15/2015	6.125%	1,000,000	874,497
PetroHawk Energy Corp.
06/01/2015	7.875%	375,000	331,875
Roche Holdings, Inc.
03/01/2019(c)	6.000%	500,000	515,974
TEPPCO Partners LP
02/01/2013	6.125%	895,000	869,433
The Travelers Cos., Inc.
06/15/2012	5.375%	830,000	832,500
05/15/2018	5.800%	435,000	423,097
Tyco International Finance S.A.
01/15/2019	8.500%	725,000	749,725
Union Pacific Corp.
01/31/2013	5.450%	800,000	802,696
Verizon Wireless Capital LLC
02/01/2014	5.550%	700,000	701,642
Weatherford International, Ltd.
03/01/2019	9.625%	980,000	1,015,892
XTO Energy, Inc.
12/15/2013	5.750%	1,225,000	1,240,196

TOTAL CORPORATE BONDS
(Cost $24,133,903)			24,454,397

ASSET/MORTGAGE BACKED SECURITIES 1.90%
Freddie Mac REMICS
Series 2007–3271, Class AS, 02/15/2037(e)	35.482%	1,867,311	2,177,734
Government National Mortgage Association (GNMA)
Series 2007–37, Class SA, 03/20/2037(e)	20.281%	746,387	766,868
Series 2007–37, Class SB, 03/20/2037(e)	20.281%	768,747	776,083
Series 2007–37, Class SY, 06/16/2037(e)	22.438%	430,204	438,382

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $3,641,678)			4,159,067

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value

GOVERNMENT & AGENCY OBLIGATIONS 8.61%
U.S. Treasury Bond
08/15/2014	4.250%	$3,000,000	$3,398,907
08/15/2018	4.000%	13,900,000	15,455,076

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $18,792,938)			18,853,983

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value

PURCHASED OPTIONS 3.14%
Purchased Call Options 0.10%
SPDR Gold Trust	January, 2010	$100.00	250	221,250

TOTAL PURCHASED CALL OPTIONS
(Cost $345,630)				221,250

Purchased Put Options 3.04%
S&P 500 Index	May, 2009	825.00	320	2,003,200
S&P 500 Index	June, 2009	750.00	1,000	4,355,000
SPDR Gold Trust	January, 2010	80.00	500	307,500

TOTAL PURCHASED PUT OPTIONS
(Cost $9,258,435)				6,665,700

TOTAL PURCHASED OPTIONS
(Cost $9,604,065)				6,886,950

	7 Day
	Yield		Shares	Value

SHORT–TERM INVESTMENTS 0.79%
Dreyfus Treasury Prime Money Market Fund(f)	0.000	%(g)	1,734,390	1,734,390

TOTAL SHORT–TERM INVESTMENTS
(Cost $1,734,390)				1,734,390

Total Investments* – 128.43%
(Cost $334,575,345)				281,331,085

Liabilities in Excess of Other Assets – (28.43%)				(62,272,412)

NET ASSETS – 100.00%				$219,058,673

SCHEDULE OF OPTIONS WRITTEN

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value

Put Options Written
S&P 500 Index	May, 2009	$750.00	320	$(924,800)
S&P 500 Index	June, 2009	650.00	1,000	(1,775,000)
SPDR Gold Trust	January, 2010	90.00	500	(565,000)

TOTAL PUT OPTIONS WRITTEN
(Premiums received $5,105,687)				$(3,264,800)

SCHEDULE OF SECURITIES SOLD SHORT

	Shares	Value

Common Stocks
3M Co.	(34,700)	$(1,725,284)
Berkshire Hathaway, Inc.	(730)	(2,058,600)
Bill Barrett Corp.	(21,478)	(477,671)
Boston Properties, Inc.	(19,000)	(665,570)
China Communications Construction Co., Ltd.	(256,400)	(281,191)
Cie Generale d’Optique Essilor International S.A.	(9,100)	(351,827)
Cimarex Energy Co.	(14,300)	(262,834)
Costco Wholesale Corp.	(39,500)	(1,829,640)
Dawson Geophysical Co.	(2,740)	(36,990)
EOG Resources, Inc.	(19,810)	(1,084,796)
Federal Realty Investment Trust	(8,800)	(404,800)
General Electric Co.	(164,100)	(1,659,051)
Genuine Parts Co.	(34,215)	(1,021,660)
HSBC Holdings PLC – ADR	(8,693)	(245,316)
JFE Holdings, Inc.	(14,200)	(307,713)
Kohl’s Corp.	(8,500)	(359,720)
Li & Fung, Ltd.	(47,000)	(110,366)
Overseas Shipholding Group, Inc.	(33,300)	(754,911)
PACCAR, Inc.	(18,844)	(485,421)
Pride International, Inc.	(16,835)	(302,693)
Public Storage	(19,700)	(1,088,425)
Quest Diagnostics, Inc.	(24,200)	(1,149,016)
Simon Property Group, Inc.	(14,744)	(510,732)
Smith International, Inc.	(36,800)	(790,464)
Sony Corp. – ADR	(15,500)	(319,765)
Sunoco, Inc.	(21,000)	(556,080)
Teekay Corp.	(25,600)	(364,288)
Tesoro Corp.	(61,000)	(821,670)
Tsakos Energy Navigation, Ltd.	(8,800)	(123,992)
Ultra Petroleum Corp.	(1,700)	(61,013)
Valero Energy Corp.	(28,000)	(501,200)
Vornado Realty Trust	(982)	(32,642)
Want Want China Holdings, Ltd.	(98,200)	(45,612)
WW Grainger, Inc.	(10,400)	(729,872)

Exchange Traded Funds
iShares MSCI Mexico Investable Market Index Fund	(25,331)	(686,470)
iShares MSCI South Korea	(33,600)	(956,592)
iShares Russell 2000 Index Fund	(125,000)	(5,242,500)

	Shares	Value

Rights
HSBC Holdings Rights – ADR(b), exercisable 03/20/2009 – 04/03/2009, subscription price 254 GBP	(23,107)	$(233,747)

TOTAL SECURITIES SOLD SHORT
(Proceeds $29,977,981)		$(28,640,134)

Abbreviations:

ADR — American Depositary Receipt

BHD — Berhad (in Malaysia; equivalent to Public Limited Company)

FTSE — Financial Times Stock Exchange

GBP — British Pence

GDR — Global Depositary Receipt

HOLDRs — Holding Company Depositary Receipts

LLC — Limited Liability Company

LP — Limited Partnership

MSCI — Morgan Stanley Capital International

MYR — Malaysian Ringgit

PLC — Public Limited Company

PT — equivalent to Public Limited Company in Indonesia

REMICS — Real Estate Mortgage Investment Conduits

S.A. — Generally designates corporations in various countries, mostly those employing the civil law

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Tbk — Terbuka (stock symbol in Indonesian)

ULC — Unlimited Liability Company

*       All securities are being held as collateral for borrowings, written options and/or short sales as of March 31, 2009.

(a)   Non—Income producing security.

(b)   Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2009, these securities had a total value of $383,747 or 0.18% of net assets.

(c)    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2009, these securities had a total value of $4,761,861 or 2.17% of net assets.

(d)   Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of March 31, 2009, these securities had a total value of $200,000 or 0.09% of net assets.

(e)    Floating or variable rate security – rate disclosed as of March 31, 2009.

(f)     Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

(g)   Less than 0.0005%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub–classifications used by one or more widely recognized market indexes, and/or as defined by Fund management This definition may not apply for purposes of this report, which may combine industry sub–classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

Assets:
Investments, at value (Cost – see below)	$281,331,085
Deposit with broker for securities sold short and written options	53,631,466
Receivable for investments sold	13,530,869
Cash	772,188
Dividends receivable	725,884
Interest receivable	488,456
Total Assets	350,479,948

Liabilities:
Loan payable	98,200,000
Securities sold short (Proceeds $29,977,981)	28,640,134
Options written at value (Premiums received $5,105,687)	3,264,800
Payable for investments purchased	809,062
Accrued investment advisory fee	270,492
Dividends payable – short sales	109,507
Accrued administration fee	96,175
Interest payable – margin account	13,536
Interest due on loan payable	12,546
Accrued trustees fee	5,023
Total Liabilities	131,421,275

Net Assets	$219,058,673
Cost of investments	$334,575,345

Composition of Net Assets:
Paid–in capital	$325,466,104
Overdistributed net investment income	(717)
Accumulated net realized loss on investments, options, securities sold short and foreign currency transactions	(56,342,138)
Net unrealized depreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(50,064,576)
Net Assets	$219,058,673

Shares of common stock outstanding of no par value, unlimited shares authorized	17,840,705
Net asset value per share	$12.28

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $258,321)	$10,115,993
Interest on investment securities	3,970,186
Miscellaneous income	1,215
Total Income	14,087,394

Expenses:
Investment advisory fee	4,710,949
Interest on loan	2,935,603
Administration fee	1,675,004
Dividend expense – short sales	1,414,489
Interest expense – margin account	245,687
Trustees fee	140,475
Broker/dealer fees	37,215
Other Expenses	126,522
Total Expenses	11,285,944

Net Investment Income	2,801,450

Net realized gain (loss) on:
Investment securities	(115,195,959)
Securities sold short	49,338,039
Written options	11,164,302
Foreign currency transactions	(243,026)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(73,581,896)
Net loss on investments, options, securities sold short and foreign currency transactions	(128,518,540)
Net Decrease in Net Assets from Operations	(125,717,090)
Distributions to Preferred Shareholders from:
Net investment income	(596,519)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(126,313,609)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
Common Shareholder Operations:
Net investment income	$2,801,450	$6,143,006
Net realized gain (loss) from:
Investment securities	(115,195,959)	33,649,593
Securities sold short	49,338,039	365,493
Written options	11,164,302	3,893,977
Foreign currency transactions	(243,026)	(40,154)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(73,581,896)	(13,373,333)
Distributions to Preferred Shareholders from:
Net investment income	(596,519)	(6,985,812)
Net realized gains	—	(2,440,000)
Net Increase (Decrease) in Net Assets Attributable to Common Shares from Operations	(126,313,609)	21,212,770

Distributions to Common Shareholders from:
Net investment income	(4,322,863)	(32,416,556)
Net realized gain	(8,626,558)	(11,899,749)
Tax return of capital	(14,168,455)	—
Net Decrease in Net Assets from Distributions	(27,117,876)	(44,316,305)

Net Decrease in Net Assets Attributable to Common Shares	(153,431,485)	(23,103,535)

Net Assets Attributable to Common Shares:
Beginning of period	372,490,158	395,593,693
End of period *	$219,058,673	$372,490,158

*Includes overdistributed net investment income of:	$(717)	$(242,694)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

For the Year Ended March 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(126,313,609)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(848,180,202)
Proceeds from disposition of investment securities	913,116,002
Cover securities sold short transactions	477,622,193
Proceeds from securities sold short transactions	(479,922,952)
Written options transactions	32,482,875
Proceeds from written option transactions	(15,459,675)
Written options exercised	(6,364,229)
Purchased options transactions	(57,496,332)
Proceeds from purchased options transactions	42,290,107
Purchased options exercised	24,737,095
Net proceeds from short-term investment securities	45,995,337
Net realized loss from securities investments	115,195,959
Net realized gain on securities sold short	(49,338,039)
Net realized gain on written options	(11,164,302)
Net change in unrealized depreciation on investment securities	73,581,896
Premium amortization	142,011
Discount accretion	(83,087)
Decrease in deposit with brokers for short sales and written options	(2,459,434)
Decrease in dividends receivable	73,680
Increase in interest receivable	(58,921)
Increase in receivables on investments sold	(5,426,410)
Decrease in other assets	16,367
Increase in interest due on loan payable	12,546
Decrease in payable for investments purchased	(20,636,224)
Increase in dividends payable-short sales	30,951
Increase in interest payable-margin account	13,536
Decrease in accrued investment advisory fee	(220,701)
Decrease in accrued administrative fee	(78,471)
Decrease in accrued trustee fee	(6,017)
Decrease in other payables	(12,019)
Net cash provided by operating activities	102,089,931

Cash Flows from Financing Activities
Net proceeds from bank borrowing	301,266,330
Repayment of bank borrowing	(203,066,330)
Redemption of auction market preferred shares	(175,346,031)
Cash distributions paid	(27,117,876)
Net cash used in financing activities	(104,263,907)

Net decrease in cash	(2,173,976)

Cash beginning balance	$2,946,164
Cash ending balance	$772,188

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period on interest from bank borrowings:	$3,045,807

See Notes to Financial Statements

INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

				For the Period
	For the	For the	For the	April 27, 2005
	Year Ended	Year Ended	Year Ended	(inception) to
	March 31, 2009	March 31, 2008	March 31, 2007	March 31, 2006
Per Common Share Operating Performance
Net asset value – beginning of period	$20.88	$22.17	$23.74	$19.10
Income from investment operations:
Net investment income	0.16 *	0.34 *	1.77	0.86
Net realized and unrealized gain (loss) on investments	(7.21)	1.38	(0.88)	5.13
Distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.53)	(0.51)	(0.23)
Total from Investment Operations	(7.08)	1.19	0.38	5.76

Distributions to Common Shareholders from:
Net investment income	(0.24)	(1.67)	(1.70)	(0.96)
Net realized gain	(0.48)	(0.81)	(0.25)	—
Tax return of capital	(0.80)	—	—	—
Total Distributions to Common Shareholders	(1.52)	(2.48)	(1.95)	(0.96)

Capital Share Transactions:
Common share offering costs charged to paid–in capital	—	—	—	(0.04)
Preferred offering costs and sales loads charged to paid–in capital	—	—	—	(0.12)
Total Capital Share Transactions	—	—	—	(0.16)
Net asset value – end of period	$12.28	$20.88	$22.17	$23.74
Market price – end of period	$9.77	$18.00	$20.13	$22.46

Total Investment Return – Net Asset Value (1):	(34.55)%	6.24%	2.03%	29.90%
Total Investment Return – Market Price (1):	(39.60)%	0.86%	(2.08)%	17.36%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$219.059	$372,490	$395,594	$419,315
Ratios to average net assets attributable to common shareholders:
Total expenses before reimbursements (2)	3.81%	2.50%	2.43%	2.29	%(3)
Net expenses after reimbursements (2)	3.81%	2.50%	2.43%	2.26	%(3)
Net expenses excluding interest expense (2)	2.78%	— (4)	— (4)	—	(4)
Net expenses excluding dividends on short sales (2)	3.34%	2.25%	2.16%	2.04	%(3)
Net investment income (2)	0.95%	1.53%	1.45%	0.98	%(3)
Preferred share dividends	0.20%	2.35%	2.28%	1.16	%(3)
Portfolio turnover rate	207%	155%	200%	164%

Auction Market Preferred Shares (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	— (4)	$175,346	$175,444	$175,411
Total shares outstanding (000)	— (4)	7	7	7
Asset coverage per share (5)	— (4)	$78,262	$81,577	$84,961
Liquidation preference per share	— (4)	$25,000	$25,000	$25,000
Average market value per share (6)	— (4)	$25,000	$25,000	$25,000

*                      Based on average shares outstanding.

(1)            Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)            Ratios do not reflect dividend payments to preferred shareholders.

(3)            Annualized.

(4)            All series of AMPS issued by the Fund were fully redeemed at par value on May 5, 2008.

(5)            Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

(6)            Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Equity Fund (the “Fund”) is a closed–end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 25, 2005. The Fund is a non–diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business.  As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.  Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over–the–counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over–the–counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short–term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional–size trading units of securities. Short–term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over–the–counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange–traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations. A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation. There were no outstanding foreign currency contracts for the Fund as of March 31, 2009.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of March 31, 2009, securities which have been fair valued represented 0.18% of the Fund’s net assets.

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on April 1, 2008. FAS 157 established a three–tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end.  these inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Quoted prices in active markets for identical investments
Level 2 –	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2009.

	Investments in	Other Financial
Valuation Inputs	Securities at Value	Instruments* at Value
Level 1 – Quoted Prices	$250,946,415	$(31,671,188)
Level 2 – Other Significant Observable Inputs	$30,384,670	$(233,746)
Level 3 – Significant Unobservable Inputs	$—	$—
Total	$281,331,085	$(31,904,934)

* Other financial instruments include written options and securities sold short.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 3/31/08	$937,500
Realized gain/(loss)	$(812,500)
Change in unrealized appreciation/(depreciation)	—
Net purchases/(sales)	$(125,000)
Transfers in and/or out of level 3	$—
Balance as of 3/31/09	$—

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities.  The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non–income producing securities.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

Written option activity for the year ended March 31, 2009 was as follows:

Written Call Options	Contracts	Premiums
Outstanding, March 31, 2008	—	$–
Positions opened	3,052	1,948,030
Exercised	(50)	(11,066)
Expired	(1,000)	(468,133)
Closed	(2,002)	(1,468,831)
Outstanding, March 31, 2009	—	$—
Market Value, March 31, 2009		$—

Written Put Options	Contracts	Premiums
Outstanding, March 31, 2008	12,250	$5,611,019
Positions opened	23,060	30,534,845
Exercised	(12,484)	(6,353,163)
Expired	(14,100)	(18,507,159)
Closed	(6,906)	(6,179,855)
Outstanding, March 31, 2009	1,820	$5,105,687
Market Value, March 31, 2009		$(3,264,800)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker–dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48.  The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex–dividend date.  The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the Investment Company Act, as amended, of 1940 (the “1940 Act”) and Rule 19b–1 thereunder permitting the Fund to make periodic distributions of long–term capital gains, provided that the distribution policy of the Fund with respect to its

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay–out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex–dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex–dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.  This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Recent Accounting Pronouncements: In March 2008 the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

2. TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the periods ended March 31, 2009 and March 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary Income	$4,919,382	$39,402,368
Long–Term Capital Gain	8,626,558	14,339,749
Return of Capital	14,168,455	—
Total	$27,714,395	$53,742,117

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended March 31, 2009, certain differences were reclassified. The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

decreased accumulated net investment loss by $2,359,909, increased accumulated net realized loss by $2,360,424 and decreased paid in capital by $515. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments and the tax treatment of distributions.

At March 31, 2009, the Fund had available for tax purposes unused capital loss carryovers of $16,004,793, expiring March 31, 2017.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Accumulated net realized loss	(48,653,844)
Unrealized appreciation	(58,466,489)
Other cumulative effect of timing differences	712,903
Total	$(106,407,430)

Net unrealized appreciation/depreciation of investments based on federal tax cost as of March 31, 2009, were as follows:

Gross appreciation (excess of value over tax cost)	$21,692,568
Gross depreciation (excess of tax cost over value)	(80,159,057)
Net appreciation (excess of value over tax cost) of foreign currency and derivatives	—
Net unrealized depreciation	$(58,466,489)
Cost of investments for income tax purposes	$342,977,258

Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2009, the Fund elected to defer capital losses occurring between November 1, 2008 and March 31, 2009 in the amount of $32,649,051 and currency losses in the amount of $717.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	For the	For the
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
Common shares outstanding — beginning of period	17,840,705	17,662,492
Common shares issued as reinvestment of dividends	—	178,213
Common shares outstanding — end of period	17,840,705	17,840,705

Preferred Shares: In April 2008, the Fund announced its intent to redeem all outstanding shares of its Auction Market Preferred Shares (“AMPS”). Proper notice was sent to AMPS holders on or before May 5, 2008, and all outstanding AMPS issued by the Fund were redeemed at par, in their entirety, pursuant to their terms.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide up to 33% leverage to the Fund going forward. The Fund’s Board of Trustees approved the refinancing in April 2008. See Note 6 — Leverage, for further information on the borrowing facility used by the Fund during the year ended, and as of, March 31, 2009.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short–term securities, for the year ended March 31, 2009 aggregated $848,180,202 and $913,116,002, respectively. Purchases and sales of U.S. government and agency securities, other than short–term securities, for the year ended March 31, 2009 aggregated $63,608,346 and $53,060,721, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.90% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Fund as defined in the 1940 Act.

6. LEVERAGE

In January 2009 the Fund entered into a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to an initial limit of $98,200,000 (the “Initial Limit”). Subsequent to the date of this report, the Fund and BNP amended the Agreement to increase the borrowing limit to $114,200,000, subject to the applicable asset coverage requirement of Section 18 of the 1940 Act. Borrowings under the Agreement are secured by assets of the Fund. Interest is charged at the three month LIBOR (London Inter–bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on the undrawn balance. The Fund also pays a one time Arrangement fee of 0.25% on (i) the Initial Limit, and (ii) the increased borrowing amount in excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund. The Arrangement fee paid for the year ended March 31, 2009 totaled $122,750 and is included in Other expenses in the Statement of Operations. For the year ended March 31, 2009, the average amount borrowed under the agreement and the average interest rate for the amount borrowed were $97,498,462 and 2.35% respectively. As of March 31, 2009, the amount of such outstanding borrowings is $98,200,000. The interest rate applicable to the borrowings on March 31, 2009 was 2.29%.

In addition BNP has the ability to reregister the collateral in its own name or in another name other than the Fund to pledge, re–pledge, sell, lend or otherwise transfer or use the collateral (“Hypothecated Securities”) with all attendant rights of ownership. The Fund can recall any Hypothecated Securities upon demand and without condition and

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

BNP is obligated to, return such security or equivalent security to the Fund the lesser of five days or the standard market settlement time in the principal market in which the Hypothecated Securities are traded after such request. If the Fund recalls a Hypothecated Security in connection with a sales transaction and BNP fails to return the Hypothecated Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Hypothecated Securities or equivalent securities to the executing broker for the sales transaction and for any buy–in costs that the executing broker may impose with respect to the failure to deliver. If Hypothecated Securities are not returned by BNP to the Fund by the deadline to exercise a corporate action (conversion, sub-division, consolidation, etc.) with respect to such Hypothecated Securities, the Fund can request, and BNP shall, to the extent commercially reasonable under the circumstances, return equivalent securities in such form that will arise if the right had been exercised. The Fund shall also have the right to apply and set off an amount equal to one hundred percent (100%) of the then–current fair market value of such Hypothecated Securities against any amounts owed to BNP under the Agreement. The Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act.

Prior to entering into the Arrangement, as described above, in May 2008 the Fund had entered into an overnight collateralized lending facility (the “Overnight Facility”). The Fund used the Overnight Facility to fully redeem the AMPS (as discussed in Note 3) and to keep the Fund leveraged near an anticipated level of 33% of total assets. For the year ended March 31, 2009, the average amount borrowed under the overnight facility and the average interest rate for the amount borrowed were $140,228,266 and 2.18% respectively. As of March 31, 2009, the amount of such outstanding borrowings is $0.

The Board of Trustees has approved both of these financing arrangements.

The interest incurred on borrowed amounts is recorded as Interest on Loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the AMPS were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of Operations. This change in presentation, based on accounting principles generally accepted in the U.S., can cause the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase compared to prior fiscal years. This is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the AMPS now redeemed).

7. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and an additional $1,650 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

March 31, 2009 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent.  You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open—Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open—Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open—Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open—Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open—Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, 800 433–8191.

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2009 (Unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2008, are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDING

March 31, 2009 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Forms N–Q are available without a charge, upon request, by contacting the Fund at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov.  You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

March 31, 2009 (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

March 31, 2009 (Unaudited)

The Fund hereby designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the fiscal year ended March 31, 2009.

Corporate Dividends Received Deduction	62.12%
Qualified Dividend Income	63.73%

TRUSTEES & OFFICERS

March 31, 2009 (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1–877–256–8445.

INTERESTED TRUSTEES AND OFFICERS

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
James E. Canty Age - 46 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Allocation Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Trust.	3

Edmund J. Burke Age - 48 1290 Broadway Ste. 1100 Denver, CO 80203	Principal Executive Officer and President/Since Inception Trustee/Since July 12, 2006

Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisers, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is also currently the President of Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. Burke is a Trustee and President of the Clough Global Allocation Fund, Clough Global Opportunities Fund, and Reaves Utility Income Fund, is a Trustee of the Liberty All-Star Equity Fund, and is a Director of the Liberty All-Star Growth Fund, Inc.

3

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Jeremy O. May Age - 39 1290 Broadway Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisers, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and is also a Trustee of ALPS ETF Trust and Chairman, Trustee and Treasurer of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

N/A

Lauren E. Motley Age - 28 1290 Broadway Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since December 10, 2008

Ms. Motley joined ALPS in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Motley worked for PricewaterhouseCoopers from 2003 to 2005. Ms. Motley is currently also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Opportunities Fund, and Reaves Utility Income Fund.

N/A

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Erin Douglas Age - 32 1290 Broadway Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Allocation Fund and Clough Global Opportunities Fund. From 2004 to 2007, Ms. Douglas was the Secretary of Financial Investors Trust.

N/A

Michael T. Akins* Age - 32 1290 Broadway Ste. 1100 Denver, CO 80203	Chief Compliance Officer/ Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins joined ALPS in 2006. Mr. Akins previously served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation from 2003 to 2006. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation from 2000 to 2003. Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, ALPS Variable Insurance Trust, and ALPS ETF Trust.

N/A

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INDEPENDENT TRUSTEES

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Andrew C. Boynton Age - 53 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since Inception	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland. Mr. Boynton is also a Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

Robert Butler Age - 68 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Chairman/Since July 12, 2006	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 20 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001. Mr. Butler is currently Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Adam Crescenzi Age - 66 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Crescenzi is a Trustee of Dean College and a Trustee and Chairman of the Nominating Committee of Clough Global Allocation Fund and Clough Global Opportunities Fund. He has been a founder and an investor of several start-up technology and service firms. He is currently the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non-profit organizations. He is retired from CSC Index as Executive Vice-President of Management Consulting Services.	3

John F. Mee, Esq. Age - 65 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an Advisor, in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and the Board of Trustees of the Clough Global Allocation Fund and Clough Global Opportunities Fund and Concord Carlisle Scholarship Fund, a Charitable Trust.	3

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Richard C. Rantzow Age - 70 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Vice Chairman/Since July 12, 2006	Mr. Rantzow is Vice-Chairman and Trustee and Chairman of the Audit Committee of the Clough Global Allocation Fund and Clough Global Opportunities Fund. Mr. Rantzow is also Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3

Jerry G. Rutledge Age - 64 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank and a Trustee of Clough Global Allocation Fund and Clough Global Opportunities Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

CLOUGH GLOBAL EQUITY FUND
1290 Broadway, Suite 1100
Denver, CO 80203
1–877–256–8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1–877–256–8445.

Item 2.  Code of Ethics.

(a)    The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)    Not Applicable.

(c)    During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)    During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)    Not Applicable.

(f)     The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee.  The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.”  Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc.  Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4.  Principal Accounting Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2009 and 2008 were $28,333 and $28,333, respectively.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2009 and $0 in 2008.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,165 in 2009 and $3,750 in 2008.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2009 and $8,000 in 2008.  These services include agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

(e)(1)                   Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)                   No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2009 and $0 for 2008.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 31, 2009

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over nine years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over nine years.
James E. Canty	Partner and Portfolio Manager	Since Inception

Founding Partner of Clough Capital LP. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over nine years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an “interested” Trustee of the Fund.

(a)(2) As of March 31, 2009, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I Clough, Jr.	3 Accounts $1,533.0 million Total Assets	4 Accounts $327.6 million Total Assets	2 Accounts $164.0 million Total Assets	See below (3)
Eric A. Brock	3 Accounts $1,533.0 million Total Assets	4 Accounts $327.6 million Total Assets	2 Accounts $164.0 million Total Assets	See below (3)
James E. Canty	3 Accounts $1,533.0 million Total Assets	4 Accounts $327.6 million Total Assets	2 Accounts $164.0 million Total Assets	See below (3)

(1) The advisory fees are based in part on the performance for each accounts.

(2) The advisory fee is based in part on the performance for one account totaling $159.9 million in assets.

(3) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

            Limited Resources.  The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

            Limited Investment Opportunities.  If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

            Different Investment Strategies.  The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

            Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

            Selection of Brokers.  The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2009.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 2009.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	$500,001 - $1,000,000
Eric A. Brock	$10,001 - $50,000
James E. Canty	$50,001 - $100,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.  Submission of Matters to Vote of Security Holders.

On March 11, 2009, the Board of Trustees (“Board”) of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may submit proposals to the Registrant’s Board.

Provided in the text below is a summary of changes approved by the Board; (i) a shareholder proposal to the Fund, including nominees to the Board (“Shareholder Proposals”), shall be required to be received no earlier than the 150th day and not later than the 120th day prior to the first anniversary of the Registrant’s proxy statement for the preceding year’s annual meeting, (ii) in the case of a special meeting of shareholders all Shareholder Proposals must be given by the 10th day following the day on which the notice of the special meeting date was given or public disclosure of the date of special meeting was made, (iii) any shareholder wishing to bring a Shareholder Proposal at a special or annual shareholder meeting shall also be required to provide; (a) representation as to his/her eligibility to vote at the said shareholder meeting, (b) to the extent such shareholder and/or nominee has entered into any financial transaction impacting the common shares, to include but not limited to hedging or otherwise managing profit, loss, or risk of change in the value of the common stock and (c) any shareholder nominee proposal must provide such information as is needed to ensure the Registrant’s compliance with Regulation 14A under the Securities Exchange Act of 1934, as amended and (iv) a special meeting may only be called by (a) majority vote of the Board of Trustees, (b) the Chairman or (c) the President of the Registrant.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures is attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 8, 2009

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 8, 2009